UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

LEGG MASON BW

GLOBAL OPPORTUNITIES BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to maximize total return consisting of income and capital appreciation.

Dividend distribution frequency change

Effective April 1, 2014, distributions from net investment income of the Fund, if any, will be declared and paid on a quarterly basis. For more information, please see the Notice on the next page.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Legg Mason BW Global Opportunities Bond Fund

SPECIAL SHAREHOLDER NOTICE

Effective April 1, 2014, the Fund’s dividend payment frequency will change from monthly to quarterly distributions. On March 31, 2014 shareholders will be paid final monthly payments under the existing policy. On June 27, 2014 shareholders will be paid first quarterly payments under the new policy, provided there is net income to pay.

Due to the Fund’s currency exposure and tax consequences the Fund’s Board has deemed it more appropriate to make distributions on a quarterly rather than monthly basis. Changing the dividend payment frequency to quarterly significantly increases our ability to effectively manage the dividends for the Fund.

Legg Mason BW Global Opportunities Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

IV	Legg Mason BW Global Opportunities Bond Fund

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion)

Legg Mason BW Global Opportunities Bond Fund	V

Investment commentary (cont’d)

stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	Legg Mason BW Global Opportunities Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions the Fund will invest at least 80% of its net assets in fixed-income securities of issuers in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSO”) or is included in the Citigroup World Government Bond Indexi is considered a developed country. The Fund will invest in both investment grade and below investment grade securities, and intends to invest less than 35% of its net assets in below investment grade fixed-income securities. Investment grade fixed-income securities are securities rated, at the time of purchase, by a NRSRO within one of the top four categories, or, if unrated, securities that we judge to be of comparable credit quality. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund invests in currency forward, in order to hedge its currency exposure in bond positions or to gain currency exposure. These investments may be significant at times. The Fund may engage in a variety of transactions using derivatives such as futures, options, forward foreign currency transactions and swaps. The Fund may invest significantly in derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.

The Fund will normally hold a portfolio of fixed-income securities of issuers located in a minimum of six countries. We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed to be of comparable quality. The weighted average effective durationii of the Fund’s portfolio is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will concentrate investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Federal Reserve Board (“Fed”)iii tapering rhetoric and an emerging markets growth slowdown presented challenges for global bond investors in 2013. Given the current importance of U.S. monetary policy in global financial markets, Fed action not only pulled U.S. bond yields higher by nearly 100 basis points during the summer, it also pulled bond yields significantly higher across the globe — save in Japan and troubled Eurozone countries where determined and powerful central bankers effectively intervened to lower term interest rates. Investors’ focus on Fed policy also elevated correlations among bond and currency valuations globally. Higher correlations limited

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

the benefits of diversification during the period, further challenging the market environment for global bond investors. In addition to raising interest rates globally and elevating asset price correlations, tapering rhetoric also sharply increased volatility in and weighed on valuations of currencies and bonds of less developed countries — especially for those dependent on international capital inflows to finance persistent current account deficits.

Many emerging market bond yields began 2013 at historically low levels, reflecting extreme Fed monetary accommodation, but also reflecting the amazing improvements made by emerging economies in the last decade. Investor sentiment soured quickly on a broad swath of the emerging bond and currency universe, however, when Fed tapering rhetoric ignited a negative feedback loop consisting of increasing long bond yields, higher currency volatility, inflation, and slowing growth. Analysts ultimately referred to countries most susceptible to the pernicious knock-on effects of Fed stimulus tapering as the “Fragile Five”iv. Countries like Indonesia, Brazil, and India, for instance, needed to hike policy rates multiple times in the face of slowing growth to defend against a worrying concoction of currency depreciation and inflation. By year’s end, however, most emerging bond and currency markets achieved relative stability. Relative currency strength in countries like Mexico and Hungary illustrated the potential for stronger fundamentals to provide a greater level of protection from the vagaries of global capital forces. Both countries’ currencies outperformed their peers despite their central banks cutting interest rates multiple times during the year in response to weak global export demand growth, global disinflationary pressure, and domestic economic weakness.

Q. How did we respond to these changing market conditions?

A. The Fund took advantage of attractive valuations in emerging markets following the summer’s volatility. In particular, the Fund purchased exposure to longer term, local currency Brazilian debt. The Fund also took advantage of higher U.S. Treasury bond yields by adding to U.S. durationv during the summer. Prior to adding to U.S. duration in the summer after rates spiked higher, the Fund decreased U.S. duration significantly in the early months of 2013 before longer term yields neared historic lows made in mid-2012. The Fund also decreased its foreign currency risk by steadily selling expensive or precarious emerging market currencies and increasing U.S. dollar exposure during the year, ending 2013 with almost 50% of currency exposure in U.S. dollars. Lastly, the Fund decreased Mexican duration exposure — swapping longer maturity bonds with intermediate maturity bonds — in the months prior to the summer as yields in Mexico fell to historically low levels and spreads to U.S. Treasuries also fell to historic lows. When volatility increased and yields rose in Mexico during the summer, the Fund swapped back into longer maturity Mexican government bonds.

Performance review

For the twelve months ended December 31, 2013, Class IS shares of Legg Mason BW Global Opportunities Bond Fund returned -3.92%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Index, returned -4.00% for the same period. The

2	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Lipper Global Income Funds Category Average1 returned -2.04% over the same time frame.

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Global Opportunities Bond Fund:
Class A	-0.57%	-4.22%
Class A2	-0.67%	-4.32%
Class C	-0.88%	-4.90%
Class C1♦	-0.81%	-4.71%
Class FI	-0.52%	-4.24%
Class R	-0.72%	-4.48%
Class I	-0.47%	-4.05%
Class IS	-0.39%	-3.92%
Citigroup World Government Bond Index	1.77%	-4.00%
Lipper Global Income Funds Category Average[1]	1.77%	-2.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 3.09%, 3.03%, 2.48%, 2.79%, 3.23%, 2.98%, 3.48% and 3.67%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class A2, Class C, Class FI, Class R and Class I shares would have been 3.06%, 2.81%, 2.25%, 3.08%, 2.63% and 3.37%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.96%, 1.02%, 1.77%, 1.42%, 1.05%, 1.24%, 0.70% and 0.62%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 212 funds for the six-month period and among the 208 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class A shares, 1.20% for Class A2 shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Broadly, currency decisions and a greater yield profile contributed to relative performance. A zero weight to the Japanese yen and an overweight to the Mexican peso contributed the most to relative performance. The Japanese yen fell substantially against the U.S. dollar after voters gave Prime Minister Shinzo Abe a mandate to pursue extreme policy stimulus. The Mexican peso outperformed most emerging peers despite significant global macro headwinds, likely a testimony to the positive impact of deep structural reform underway in Mexico and the U.S.’s powerful influence of non-inflationary growth. Hungarian bonds also performed well. Economic risks associated with high levels of foreign currency-denominated loans dissipated as investors supported the Hungarian forint’s value in 2013. Bonds also benefited from lower Hungarian policy rates. Unlike many emerging market countries, the Hungarian central bank had the latitude to cut interest rates to record lows given the country’s position as an exporter of capital.

Q. What were the leading detractors from performance?

A. Broadly, yield curvevi effects provided the most significant detractor from relative performance during the reporting period. In particular, owning longer maturity Mexican government debt detracted from performance. Mexican yields contracted significantly at the end of 2012 as U.S. Treasury bond yields fell to historic lows and internationally mobile investors hunted for higher yields in all corners of the world. That process reversed in 2013, violently raising both U.S. Treasury yields and Mexican yields. Despite currency decisions broadly contributing to relative returns, a heavy euro underweight detracted from performance significantly. Eurozone growth improved modestly in 2013, which supported the euro, but the most significant support originated from the European Central Bank’svii passive

4	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

decision to allow its balance sheet to contract as banks repaid loans associated with Longer-Term Refinancing Operations. That inaction limited base euro supply relative to other G4viii currencies backed by central banks with massively expanding balance sheets.

Derivatives transactions, limited almost exclusively to forward foreign currency contracts for hedging and long exposure purposes, also detracted during the time period. Euro and New Zealand dollar hedging against local currency-denominated bonds played a primary role in detracting from relative performance while long exposure to the Indian rupee and Turkish lira through forwards also weighed on performance.

Thank you for your investment in Legg Mason BW Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

John P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 24, 2014

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investment in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The Fragile Five includes Turkey, Brazil, India, South Africa and Indonesia.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculations is based on the weighted average of the present values for all cash flow.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	The European Central Bank is responsible for the monetary system of the European Union and the euro currency.

viii	The four most systemically important central banks, including the Federal Reserve, European Central Bank, Bank of Japan, and Bank of England.

6	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.57%	$1,000.00	$994.30	0.96%	$4.83	Class A	5.00%	$1,000.00	$1,020.37	0.96%	$4.89
Class A2	-0.67	1,000.00	993.30	1.16	5.83	Class A2	5.00	1,000.00	1,019.36	1.16	5.90
Class C	-0.88	1,000.00	991.20	1.73	8.68	Class C	5.00	1,000.00	1,016.48	1.73	8.79
Class C1	-0.81	1,000.00	991.90	1.41	7.08	Class C1	5.00	1,000.00	1,018.10	1.41	7.17
Class FI	-0.52	1,000.00	994.80	0.99	4.98	Class FI	5.00	1,000.00	1,020.21	0.99	5.04
Class R	-0.72	1,000.00	992.80	1.25	6.28	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	-0.47	1,000.00	995.30	0.73	3.67	Class I	5.00	1,000.00	1,021.53	0.73	3.72
Class IS	-0.39	1,000.00	996.10	0.57	2.87	Class IS	5.00	1,000.00	1,022.33	0.57	2.91

8	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class C1♦	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-4.22%	-4.32%	-4.90%	-4.71%	-4.24%	-4.48%	-4.05%	-3.92%
Five Years Ended 12/31/13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.92
Inception* through 12/31/13	7.08	-1.86	0.05	6.38	11.05	3.49	10.88	6.87

With sales charges[2]	Class A	Class A2	Class C	Class C1♦	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-8.26%	-8.36%	-5.82%	-5.64%	-4.24%	-4.48%	-4.05%	-3.92%
Five Years Ended 12/31/13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.92
Inception* through 12/31/13	5.88	-5.43	0.05	6.38	11.05	3.49	10.88	6.87

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/10/10 through 12/31/13)	29.83%
Class A2 (Inception date of 10/31/12 through 12/31/13)	-2.17
Class C (Inception date of 8/1/12 through 12/31/13)	0.07
Class C1♦ (Inception date of 3/11/10 through 12/31/13)	26.59
Class FI (Inception date of 2/26/09 through 12/31/13)	66.20
Class R (Inception date of 9/30/11 through 12/31/13)	8.03
Class I (Inception date of 3/19/09 through 12/31/13)	63.99
Class IS (Inception date of 11/1/06 through 12/31/13)	60.94

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*

Inception dates for Class A, A2, C, C1♦, FI, R, I and IS shares are March 10, 2010, October 31, 2012, August 1, 2012, March 11, 2010, February 26, 2009, September 30, 2011, March 19, 2009 and November 1, 2006, respectively.

10	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — November 1, 2006 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Global Opportunities Bond Fund on November 1, 2006 (commencement of operations) assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other Classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other Classes.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	11

Schedule of investments

December 31, 2013

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 71.2%
Australia — 8.2%
New South Wales Treasury Corp., Senior Notes	6.000%	4/1/16	137,675,000	AUD	$131,032,353
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	85,970,000	AUD	85,395,892
Queensland Treasury Corp., Senior Notes	6.000%	7/21/22	26,340,000	AUD	25,756,964
Total Australia					242,185,209
Brazil — 4.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	101,879,000	BRL	37,535,259
Federative Republic of Brazil, Notes	10.000%	1/1/23	227,105,000	BRL	81,302,098
Total Brazil					118,837,357
Hungary — 4.5%
Hungary Government Bond, Bonds	5.500%	2/12/16	24,140,000,000	HUF	115,939,737
Hungary Government Bond, Bonds	7.500%	11/12/20	3,490,000,000	HUF	18,161,546
Total Hungary					134,101,283
Ireland — 1.9%
Republic of Ireland, Bonds	4.500%	4/18/20	36,840,000	EUR	55,417,896
Italy — 7.7%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	161,505,000	EUR	229,558,780	(a)
Malaysia — 1.0%
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	104,325,000	MYR	30,305,975
Mexico — 14.0%
United Mexican States, Bonds	8.500%	5/31/29	1,868,150,000	MXN	162,519,249
United Mexican States, Bonds	8.500%	11/18/38	1,437,360,000	MXN	121,597,805
United Mexican States, Bonds	7.750%	11/13/42	1,696,420,000	MXN	132,637,787
Total Mexico					416,754,841
New Zealand — 3.7%
Government of New Zealand, Senior Bonds	5.000%	3/15/19	16,740,000	NZD	14,256,671
Government of New Zealand, Senior Bonds	6.000%	5/15/21	53,765,000	NZD	48,191,397
Government of New Zealand, Senior Bonds	5.500%	4/15/23	55,145,000	NZD	47,965,759
Total New Zealand					110,413,827
Norway — 1.6%
Kommunalbanken AS, Bonds	0.323%	3/18/16	37,915,000		37,942,716	(a)(b)
Kommunalbanken AS, Senior Bonds	0.258%	1/26/15	9,016,000		9,013,241	(a)(b)
Total Norway					46,955,957
Poland — 4.8%
Republic of Poland, Bonds	5.500%	4/25/15	167,060,000	PLN	57,249,923
Republic of Poland, Bonds	5.250%	10/25/20	151,340,000	PLN	53,725,462
Republic of Poland, Bonds	4.000%	10/25/23	98,360,000	PLN	31,682,400
Total Poland					142,657,785

See Notes to Financial Statements.

12	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Portugal — 3.1%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	30,100,000	EUR	$36,534,765	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	43,180,000	EUR	54,740,537	(a)
Total Portugal					91,275,302
South Africa — 3.9%
Republic of South Africa, Bonds	6.750%	3/31/21	354,455,000	ZAR	32,135,755
Republic of South Africa, Bonds	6.500%	2/28/41	1,203,810,000	ZAR	84,565,071
Total South Africa					116,700,826
South Korea — 4.8%
Republic of Korea, Senior Bonds	5.750%	9/10/18	105,683,400,000	KRW	110,876,693
Republic of Korea, Senior Bonds	3.375%	9/10/23	34,387,800,000	KRW	32,037,432
Total South Korea					142,914,125
Turkey — 1.5%
Republic of Turkey, Bonds	9.000%	3/5/14	94,285,000	TRY	43,927,421
United Kingdom — 6.5%
United Kingdom Gilt, Bonds	2.250%	3/7/14	115,705,000	GBP	192,234,353	(a)
Total Sovereign Bonds (Cost — $2,129,045,570)					2,114,240,937
Collateralized Mortgage Obligations — 0.2%
Countrywide Alternative Loan Trust, 2005-26CB A6	5.500%	7/25/35	3,342,819		2,899,574
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	2,850,108		2,661,316	(a)
WaMu Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	713,040		664,722
Total Collateralized Mortgage Obligations (Cost — $6,106,837)					6,225,612
Corporate Bonds & Notes — 16.5%
Financials — 15.8%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	1.341%	11/15/18	34,020,000		34,099,811	(b)
Commercial Banks — 11.8%
ABN AMRO Bank NV, Senior Notes	1.036%	10/28/16	47,600,000		47,671,400	(a)(b)
Achmea Hypotheekbank NV, Senior Notes	3.200%	11/3/14	27,540,000		28,184,987	(a)
Bank Nederlandse Gemeenten NV, Senior Bonds	0.416%	7/18/16	32,638,000		32,664,437	(a)(b)
Bank Nederlandse Gemeenten NV, Senior Notes	2.500%	1/11/16	6,800,000		7,040,720	(a)
Bank Nederlandse Gemeenten NV, Senior Notes	0.519%	2/8/16	15,365,000		15,420,053	(a)(b)
Barclays Bank PLC, Senior Notes	0.782%	12/9/16	31,000,000		30,990,669	(b)
Dexia Credit Local SA, Senior Notes	0.676%	1/11/17	67,075,000		67,074,597	(a)(b)
Erste Abwicklungsanstalt, Senior Notes	0.625%	11/20/14	68,600,000		68,636,152	(a)
Erste Abwicklungsanstalt, Senior Notes	0.537%	1/29/16	37,600,000		37,712,800	(b)
Erste Abwicklungsanstalt, Senior Notes	0.442%	6/7/16	15,600,000		15,612,480	(a)(b)
Total Commercial Banks					351,008,295

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 2.8%
Citigroup Inc., Senior Notes	1.038%	4/1/16	6,355,000		$6,396,485	(b)
General Electric Capital Corp., Senior Notes	7.625%	12/10/14	8,195,000	NZD	6,955,249
Kreditanstalt fuer Wiederaufbau, Senior Notes	6.250%	12/4/19	28,805,000	AUD	28,210,020
Svensk Exportkredit AB, Notes	1.750%	10/20/15	40,460,000		41,354,530
Total Diversified Financial Services					82,916,284
Total Financials					468,024,390
Information Technology — 0.3%
Computers & Peripherals — 0.3%
Dell Inc., Senior Notes	6.500%	4/15/38	12,910,000		10,360,275
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Oi S.A., Senior Notes	5.750%	2/10/22	12,095,000		11,127,400	(a)
Total Corporate Bonds & Notes (Cost — $497,811,983)					489,512,065
Municipal Bonds — 0.7%
Georgia — 0.7%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,220,000		5,486,951
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	14,940,000		15,610,806
Total Municipal Bonds (Cost — $21,465,959)					21,097,757
U.S. Government & Agency Obligations — 7.4%
U.S. Government Obligations — 7.4%
U.S. Treasury Bonds	2.750%	8/15/42	88,140,000		69,837,200
U.S. Treasury Bonds	2.875%	5/15/43	182,990,000		148,307,722
Total U.S. Government & Agency Obligations (Cost — $246,896,243)					218,144,922
Total Investments before Short-Term Investments (Cost — $2,901,326,592)					2,849,221,293
Short-Term Investments — 3.4%
State Street Institutional Liquid Reserves Fund (Cost — $100,689,730)	0.052%		100,689,730		100,689,730
Total Investments — 99.4% (Cost — $3,002,016,322#)					2,949,911,023
Other Assets in Excess of Liabilities — 0.6%					18,908,810
Total Net Assets — 100.0%					$2,968,819,833

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $3,003,999,926.

See Notes to Financial Statements.

14	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Legg Mason BW Global Opportunities Bond Fund

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	15

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $3,002,016,322)	$2,949,911,023
Interest receivable	42,340,701
Unrealized appreciation on forward foreign currency contracts	18,143,650
Receivable for securities sold	9,743,098
Receivable for Fund shares sold	6,764,579
Prepaid expenses	163,298
Total Assets	3,027,066,349

Liabilities:
Payable for Fund shares repurchased	34,391,845
Unrealized depreciation on forward foreign currency contracts	21,185,682
Investment management fee payable	1,133,534
Distributions payable	558,071
Service and/or distribution fees payable	162,907
Accrued expenses	814,477
Total Liabilities	58,246,516
Total Net Assets	$2,968,819,833

Net Assets:
Par value (Note 7)	$2,749
Paid-in capital in excess of par value	3,046,794,140
Overdistributed net investment income	(12,239,551)
Accumulated net realized loss on investments and foreign currency transactions	(10,612,301)
Net unrealized depreciation on investments and foreign currencies	(55,125,204)
Total Net Assets	$2,968,819,833

See Notes to Financial Statements.

16	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Shares Outstanding:
Class A	38,731,651
Class A2	985,526
Class C	4,101,613
Class C1	3,107,212
Class FI	3,942,701
Class R	591,199
Class I	135,920,659
Class IS	87,472,355

Net Asset Value:
Class A (and redemption price)	$10.87
Class A2 (and redemption price)	$10.86
Class C*	$10.79
Class C1*	$10.80
Class FI (and redemption price)	$10.75
Class R (and redemption price)	$10.85
Class I (and redemption price)	$10.79
Class IS (and redemption price)	$10.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.35
Class A2 (based on maximum initial sales charge of 4.25%)	$11.34

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	17

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$117,466,593
Less: Foreign taxes withheld	(797,701)
Total Investment Income	116,668,892

Expenses:
Investment management fee (Note 2)	15,413,212
Transfer agent fees (Note 5)	2,958,170
Service and/or distribution fees (Notes 2 and 5)	2,119,669
Custody fees	1,103,818
Fees recaptured by investment manager (Note 2)	477,456
Registration fees	255,052
Legal fees	245,157
Fund accounting fees	229,706
Trustees’ fees	227,920
Shareholder reports	124,920
Audit and tax	60,414
Insurance	46,700
Miscellaneous expenses	51,241
Total Expenses	23,313,435
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(218,484)
Net Expenses	23,094,951
Net Investment Income	93,573,941

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	14,479,218
Foreign currency transactions	(43,443,595)
Net Realized Loss	(28,964,377)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(198,955,804)
Foreign currencies	(3,181,355)
Change in Net Unrealized Appreciation (Depreciation)	(202,137,159)
Net Loss on Investments and Foreign Currency Transactions	(231,101,536)
Decrease in Net Assets from Operations	$(137,527,595)

See Notes to Financial Statements.

18	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$93,573,941	$58,788,200
Net realized gain (loss)	(28,964,377)	44,421,102
Change in net unrealized appreciation (depreciation)	(202,137,159)	132,277,486
Increase (Decrease) in Net Assets From Operations	(137,527,595)	235,486,788

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(26,216,039)	(58,690,012)
Net realized gains	(70,286,157)	(36,957,477)
Return of capital	(28,391,672)	—
Decrease in Net Assets From Distributions to Shareholders	(124,893,868)	(95,647,489)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,840,823,579	1,695,449,897
Reinvestment of distributions	115,256,453	84,714,746
Cost of shares repurchased	(1,420,025,510)	(328,656,007)
Increase in Net Assets From Fund Share Transactions	536,054,522	1,451,508,636
Increase in Net Assets	273,633,059	1,591,347,935

Net Assets:
Beginning of year	2,695,186,774	1,103,838,839
End of year*	$2,968,819,833	$2,695,186,774
* Includes overdistributed net investment income of:	$(12,239,551)	$(16,025,077)

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]	2011[2]	2010[2,3]

Net asset value, beginning of year	$11.79	$10.92	$10.67	$10.19

Income (loss) from operations:
Net investment income	0.32	0.34	0.35	0.36
Net realized and unrealized gain (loss)	(0.81)	1.04	0.43	0.82
Total income (loss) from operations	(0.49)	1.38	0.78	1.18

Less distributions from:
Net investment income	(0.09)	(0.34)	(0.39)	(0.57)
Net realized gains	(0.25)	(0.17)	(0.14)	(0.13)
Return of capital	(0.09)	—	—	—
Total distributions	(0.43)	(0.51)	(0.53)	(0.70)

Net asset value, end of year	$10.87	$11.79	$10.92	$10.67
Total return[4]	(4.22)%	12.90%	7.42%	11.76%

Net assets, end of year (000s)	$420,837	$417,763	$112,698	$7,182

Ratios to average net assets:
Gross expenses	0.95%[5]	0.96%[5]	0.94%[5]	1.05%[6]
Net expenses[7,8,9]	0.95 [5]	0.92 [5]	0.93 [5]	0.91 [6]
Net investment income	2.82	3.00	3.24	4.22 [6]

Portfolio turnover rate	59%	41%	63%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period May 10, 2010 (commencement of operations) to December 31, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.78	$11.73

Income (loss) from operations:
Net investment income	0.31	0.06
Net realized and unrealized gain (loss)	(0.80)	0.20
Total income (loss) from operations	(0.49)	0.26

Less distributions from:
Net investment income	(0.09)	(0.06)
Net realized gains	(0.25)	(0.15)
Return of capital	(0.09)	—
Total distributions	(0.43)	(0.21)

Net asset value, end of year	$10.86	$11.78
Total return[3]	(4.32)%	2.24%

Net assets, end of year (000s)	$10,704	$1,491

Ratios to average net assets:
Gross expenses	1.18%[5]	1.07%[4]
Net expenses[6,7,8]	1.10 [5]	0.99 [4]
Net investment income	2.83	3.09 [4]

Portfolio turnover rate	59%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.70	$11.37

Income (loss) from operations:
Net investment income	0.23	0.10
Net realized and unrealized gain (loss)	(0.80)	0.49
Total income (loss) from operations	(0.57)	0.59

Less distributions from:
Net investment income	(0.06)	(0.11)
Net realized gains	(0.25)	(0.15)
Return of capital	(0.03)	—
Total distributions	(0.34)	(0.26)

Net asset value, end of year	$10.79	$11.70
Total return[3]	(4.90)%	5.23%

Net assets, end of year (000s)	$44,240	$20,034

Ratios to average net assets:
Gross expenses	1.72%[5]	1.70%[4]
Net expenses[6,7,8]	1.70 [5]	1.65 [4]
Net investment income	2.09	2.21 [4]

Portfolio turnover rate	59%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (commencement of operations) through December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1,2]	2013	2012[3]	2011[3]	2010[3,4]

Net asset value, beginning of year	$11.72	$10.86	$10.61	$10.20

Income (loss) from operations:
Net investment income	0.26	0.28	0.30	0.33
Net realized and unrealized gain (loss)	(0.80)	1.04	0.42	0.74
Total income (loss) from operations	(0.54)	1.32	0.72	1.07

Less distributions from:
Net investment income	(0.08)	(0.29)	(0.33)	(0.53)
Net realized gains	(0.25)	(0.17)	(0.14)	(0.13)
Return of capital	(0.05)	—	—	—
Total distributions	(0.38)	(0.46)	(0.47)	(0.66)

Net asset value, end of year	$10.80	$11.72	$10.86	$10.61
Total return[5]	(4.71)%	12.32%	6.92%	10.62%

Net assets, end of year (000s)	$33,570	$60,610	$32,790	$2,728

Ratios to average net assets:
Gross expenses	1.43%[6]	1.42%[6]	1.43%[6]	1.53%[7]
Net expenses[8,9]	1.43 [6]	1.39 [6,10]	1.42 [6,10]	1.36 [7,10]
Net investment income	2.31	2.52	2.73	3.80 [7]

Portfolio turnover rate	59%	41%	63%	39%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commission, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of year	$11.66	$10.81	$10.60	$10.13	$8.33

Income (loss) from operations:
Net investment income	0.31	0.34	0.39	0.45	0.41
Net realized and unrealized gain (loss)	(0.80)	1.01	0.34	0.80	1.87
Total income (loss) from operations	(0.49)	1.35	0.73	1.25	2.28

Less distributions from:
Net investment income	(0.09)	(0.33)	(0.38)	(0.65)	(0.43)
Net realized gains	(0.25)	(0.17)	(0.14)	(0.13)	(0.05)
Return of capital	(0.08)	—	—	—	—
Total distributions	(0.42)	(0.50)	(0.52)	(0.78)	(0.48)

Net asset value, end of year	$10.75	$11.66	$10.81	$10.60	$10.13
Total return[5]	(4.24)%	12.73%	7.00%	12.59%	27.79%

Net assets, end of year (000s)	$42,378	$12,128	$212	$6,547	$361

Ratios to average net assets:
Gross expenses	1.04%[6]	1.05%[6]	1.12%	1.06%	2.21%[7]
Net expenses[8,9]	0.98 [6,10]	0.97 [6,10]	1.00 [10]	0.98 [10,11]	0.90 [7,11]
Net investment income	2.79	2.97	3.57	4.25	4.93 [7]

Portfolio turnover rate	59%	41%	63%	39%	32%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.90% until April 30, 2010.

See Notes to Financial Statements.

24	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]	2011[2,3]

Net asset value, beginning of year	$11.77	$10.92	$11.05

Income (loss) from operations:
Net investment income	0.30	0.32	0.07
Net realized and unrealized gain (loss)	(0.81)	1.01	0.00	[4]
Total income (loss) from operations	(0.51)	1.33	0.07

Less distributions from:
Net investment income	(0.09)	(0.31)	(0.07)
Net realized gains	(0.25)	(0.17)	(0.13)
Return of capital	(0.07)	—	—
Total distributions	(0.41)	(0.48)	(0.20)

Net asset value, end of year	$10.85	$11.77	$10.92
Total return[5]	(4.48)%	12.42%	0.61%

Net assets, end of year (000s)	$6,415	$783	$10

Ratios to average net assets:
Gross expenses	1.45%[6]	1.24%[6]	1.41%[7]
Net expenses[8,9,10]	1.23 [6]	1.15 [6]	1.25	[7]
Net investment income	2.67	2.80	2.63	[7]

Portfolio turnover rate	59%	41%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period September 30, 2011 (inception date) to December 31, 2011.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of year	$11.71	$10.85	$10.60	$10.12	$8.56

Income (loss) from operations:
Net investment income	0.34	0.37	0.41	0.48	0.39
Net realized and unrealized gain (loss)	(0.81)	1.03	0.40	0.81	1.64
Total income (loss) from operations	(0.47)	1.40	0.81	1.29	2.03

Less distributions from:
Net investment income	(0.10)	(0.37)	(0.42)	(0.68)	(0.42)
Net realized gains	(0.25)	(0.17)	(0.14)	(0.13)	(0.05)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.45)	(0.54)	(0.56)	(0.81)	(0.47)

Net asset value, end of year	$10.79	$11.71	$10.85	$10.60	$10.12
Total return[5]	(4.05)%	13.16%	7.79%	13.03%	23.96%

Net assets, end of year (000s)	$1,466,799	$1,316,934	$383,556	$121,671	$22,430

Ratios to average net assets:
Gross expenses	0.73%[6]	0.70%	0.64%	0.66%[6]	1.01%[7]
Net expenses[8,9]	0.72 [6,10]	0.67 [10]	0.64	0.66 [6]	0.75 [7,10]
Net investment income	3.06	3.25	3.78	4.57	5.00 [7]

Portfolio turnover rate	59%	41%	63%	39%	32%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of year	$11.71	$10.85	$10.60	$10.12	$8.88

Income (loss) from operations:
Net investment income	0.36	0.38	0.42	0.48	0.52
Net realized and unrealized gain (loss)	(0.81)	1.03	0.39	0.81	1.29
Total income (loss) from operations	(0.45)	1.41	0.81	1.29	1.81

Less distributions from:
Net investment income	(0.10)	(0.38)	(0.42)	(0.68)	(0.52)
Net realized gains	(0.25)	(0.17)	(0.14)	(0.13)	(0.05)
Return of capital	(0.12)	—	—	—	—
Total distributions	(0.47)	(0.55)	(0.56)	(0.81)	(0.57)

Net asset value, end of year	$10.79	$11.71	$10.85	$10.60	$10.12
Total return[4]	(3.92)%	13.22%	7.79%	13.06%	21.04%

Net assets, end of year (000s)	$943,877	$865,444	$574,573	$403,339	$266,762

Ratios to average net assets:
Gross expenses	0.59%[5]	0.62%[5]	0.64%[5]	0.65%	0.67%
Net expenses[6,7]	0.59 [5]	0.60 [5,8]	0.64 [5,8]	0.65 [8]	0.65 [8]
Net investment income	3.20	3.33	3.88	4.57	5.47

Portfolio turnover rate	59%	41%	63%	39%	32%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

28	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$2,114,240,937	—	$2,114,240,937
Collateralized mortgage obligations	—	6,225,612	—	6,225,612
Corporate bonds & notes	—	489,512,065	—	489,512,065
Municipal bonds	—	21,097,757	—	21,097,757
U.S. government & agency obligations	—	218,144,922	—	218,144,922
Total long-term investments	—	$2,849,221,293	—	$2,849,221,293
Short-term investments†	$100,689,730	—	—	100,689,730
Total investments	$100,689,730	$2,849,221,293	—	$2,949,911,023
Other financial instruments:
Forward foreign currency contracts	—	18,143,650	—	18,143,650
Total	$100,689,730	$2,867,364,943	—	$2,968,054,673

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$21,185,682	—	$21,185,682

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

30	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or to gain currency exposure where the Fund did not that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

32	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $21,185,682. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(63,572,376)	$63,572,376

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Trustees and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its obligation to limit expenses as discussed below, LMPFA will pay Brandywine Global 90% of the net fees it received from the Fund. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.00%, 1.20%, 1.75%, 1.45%, 1.00%, 1.25%, 0.75% and 0.65%, respectively. In addition, total annual fund operating expenses for Class IS shares of the Fund did not exceed total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

34	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $218,484.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2016	$10,178	$5,302	$10,952	—	$23,822	$8,120	$160,110	—

For the year ended December 31, 2013, LMPFA recaptured $90,751, $79, $1,980, $15,914, $14,093, $279, $245,375 and $108,985 for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $207,693 and $29,722 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C	Class C1
CDSCs	$26,910	$12	$28,035	$8,202

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,199,162,089	$182,456,369
Sales	1,493,247,663	46,550,391

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$113,473,608
Gross unrealized depreciation	(167,562,511)
Net unrealized depreciation	$(54,088,903)

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Indian Rupee	HSBC Bank USA, N.A.	354,000,000	$5,703,594	1/17/14	$311,362
Indonesian Rupiah	JPMorgan Chase & Co.	359,230,000,000	29,415,332	1/24/14	(3,147,213)
Indonesian Rupiah	JPMorgan Chase & Co.	359,230,000,000	29,415,332	1/24/14	(3,159,024)
Chilean Peso	HSBC Bank USA, N.A.	21,456,000,000	40,656,095	2/10/14	(526,247)
Chilean Peso	HSBC Bank USA, N.A.	27,907,000,000	52,855,865	2/14/14	(2,380,364)
South Korean Won	HSBC Bank USA, N.A.	84,305,000,000	79,625,038	2/21/14	661,895
Chilean Peso	HSBC Bank USA, N.A.	28,542,000,000	53,902,123	3/12/14	283,999
Indian Rupee	Barclays Bank PLC	9,552,000,000	151,688,368	3/19/14	1,215,778
					(6,739,814)
Contracts to Sell:
New Zealand Dollar	Citibank N.A.	127,540,000	$104,807,695	1/17/14	$(478,062)
New Zealand Dollar	Morgan Stanley & Co. Inc.	15,990,000	13,139,996	1/17/14	377,587
Polish Zloty	Citibank N.A.	418,470,000	138,334,432	1/24/14	(3,598,890)
Euro	Citibank N.A.	258,820,000	356,052,965	2/7/14	(6,599,377)
Euro	HSBC Bank USA, N.A.	6,990,000	9,615,989	2/7/14	13,994
Australian Dollar	Morgan Stanley & Co. Inc.	302,730,000	269,598,977	2/12/14	15,279,035
South Korean Won	HSBC Bank USA, N.A.	84,305,000,000	79,625,038	2/21/14	(1,296,505)
					3,697,782
Net unrealized loss on open forward foreign currency contracts					$(3,042,032)

36	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$18,143,650

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$21,185,682

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(41,669,702)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(2,776,868)

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$723,715,640
Forward foreign currency contracts (to sell)	958,075,081

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$18,143,650	—	$18,143,650

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$21,185,682	—	$21,185,682

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C, Class C1 and Class R shares calculated at the annual rate of 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,214,141	$522,230
Class A2	16,829	23,966
Class C	426,948	62,110
Class C1	342,118	58,401
Class FI	101,592	71,881
Class R	18,041	13,381
Class I	—	2,180,887
Class IS	—	25,314
Total	$2,119,669	$2,958,170

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$10,178
Class A2	5,302
Class C	10,952
Class C1	—
Class FI	23,822
Class R	8,120
Class I	160,110
Class IS	—
Total	$218,484

38	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$3,916,528	$7,847,622
Class A2	25,566	3,003	[1]
Class C	187,304	85,662	[2]
Class C1[3]	385,781	1,338,791
Class FI	283,951	166,563
Class R	17,920	8,352
Class I	13,308,097	25,753,637
Class IS	8,090,892	23,486,382
Total	$26,216,039	$58,690,012

Net Realized Gains:
Class A	$11,192,891	$5,599,567
Class A2	166,448	11,924	[1]
Class C	1,069,111	224,976	[2]
Class C1[3]	1,062,457	891,613
Class FI	1,001,338	156,137
Class R	83,813	10,291
Class I	35,559,721	17,881,900
Class IS	20,150,378	12,181,069
Total	$70,286,157	$36,957,477

Return of Capital:
Class A	$3,694,862	—
Class A2	64,655	—
Class C	121,765	—
Class C1[3]	176,004	—
Class FI	311,393	—
Class R	28,133	—
Class I	14,584,057	—
Class IS	9,410,803	—
Total	$28,391,672	—

[1]	For the period October 31, 2012 (inception date) to December 31, 2012.

[2]	For the period August 1, 2012 (inception date) through December 31, 2012.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	27,466,768	$315,923,111	28,495,394		$324,607,328
Shares issued on reinvestment	1,594,620	17,949,314	1,115,658		12,917,473
Shares repurchased	(25,764,960)	(287,826,561)	(4,494,477)		(51,562,602)
Net increase	3,296,428	$46,045,864	25,116,575		$285,962,199

Class A2
Shares sold	977,931	$11,143,142	127,280	[1]	$1,495,283	[1]
Shares issued on reinvestment	23,040	256,651	1,271	[1]	14,927	[1]
Shares repurchased	(141,974)	(1,589,482)	(2,022)	[1]	(23,755)	[1]
Net increase	858,997	$9,810,311	126,529	[1]	$1,486,455	[1]

Class C
Shares sold	3,373,583	$39,043,519	1,725,896	[2]	$20,004,979	[2]
Shares issued on reinvestment	112,552	1,252,896	23,791	[2]	277,345	[2]
Shares repurchased	(1,096,330)	(12,047,129)	(37,879)	[2]	(440,813)	[2]
Net increase	2,389,805	$28,249,286	1,711,808	[2]	$19,841,511	[2]

Class C1[3]
Shares sold	47,380	$540,687	2,629,484		$29,263,981
Shares issued on reinvestment	118,410	1,328,642	153,549		1,763,782
Shares repurchased	(2,228,904)	(24,865,997)	(632,072)		(7,207,838)
Net increase (decrease)	(2,063,114)	$(22,996,668)	2,150,961		$23,819,925

Class FI
Shares sold	6,065,167	$68,937,335	1,256,121		$14,263,558
Shares issued on reinvestment	142,429	1,582,940	27,814		319,861
Shares repurchased	(3,304,972)	(36,265,317)	(263,435)		(2,969,099)
Net increase	2,902,624	$34,254,958	1,020,500		$11,614,320

Class R
Shares sold	651,327	$7,361,976	87,604		$999,276
Shares issued on reinvestment	11,456	127,772	1,104		12,887
Shares repurchased	(138,047)	(1,565,794)	(23,166)		(266,685)
Net increase	524,736	$5,923,954	65,542		$745,478

Class I
Shares sold	85,172,257	$964,770,505	86,819,195		$980,520,209
Shares issued on reinvestment	5,042,806	56,296,937	3,330,122		38,323,404
Shares repurchased	(66,762,857)	(740,558,232)	(13,035,781)		(148,276,886)
Net increase	23,452,206	$280,509,210	77,113,536		$870,566,727

40	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class IS
Shares sold	38,692,929	$433,103,304	28,660,694	$324,295,283
Shares issued on reinvestment	3,267,057	36,461,301	2,710,600	31,085,067
Shares repurchased	(28,400,556)	(315,306,998)	(10,424,731)	(117,908,329)
Net increase	13,559,430	$154,257,607	20,946,563	$237,472,021

[1]	For the period October 31, 2012 (inception date) to December 31, 2012.

[2]	For the period August 1, 2012 (inception date) through December 31, 2012.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. The 364- date revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class A2	Class C	Class C1	Class FI
Daily 1/31/2014	$0.030853	$0.028698	$0.023319	$0.026543	$0.030278

	Class R	Class I	Class IS
Daily 1/31/2014	$0.028197	$0.032756	$0.034384

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$47,621,413	$69,441,927
Net long-term capital gains	48,880,783	26,205,562
Total taxable distributions	$96,502,196	$95,647,489
Tax return of capital	28,391,672	—
Total distributions paid	$124,893,868	$95,647,489

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	(20,868,248)
Unrealized appreciation (depreciation)(b)	(57,108,808)
Total accumulated earnings (losses) — net	$(77,977,056)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

11. Subsequent event

Effective April 1, 2014, distributions from net investment income of the Fund, if any, will be declared and paid on a quarterly basis. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

42	Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Global Opportunities Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Global Opportunities Bond Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2014

Legg Mason BW Global Opportunities Bond Fund 2013 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). (The Management and the Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in an executive session with independent legal counsel on November 8, 2013.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its

44	Legg Mason BW Global Opportunities Bond Fund

knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board also received and reviewed supplemental performance benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Performance Universe used by Lipper, the Board noted that the results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. The Board also reviewed other measures of performance and risk provided by the contract review consultant.

The Board noted the Fund’s favorable performance for the one, three and five-year periods ended June 30, 2013, which placed the Fund’s Class IS Shares in the first quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such

Legg Mason BW Global Opportunities Bond Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. The Board also received and reviewed supplemental expense benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Lipper expense group or expense universe, the Board noted that results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. With respect to the Lipper information, the Board noted that Contractual and Actual Management Fees of the Class I Shares were lower than median (first quintile) and that actual total expenses of the Class I Shares were lower than the Lipper expense group (second quintile) and expense universe medians.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there currently are no breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

46	Legg Mason BW Global Opportunities Bond Fund

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason BW Global Opportunities Bond Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

48	Legg Mason BW Global Opportunities Bond Fund

Independent Trustees cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

Legg Mason BW Global Opportunities Bond Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

50	Legg Mason BW Global Opportunities Bond Fund

Interested Trustees cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Global Opportunities Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

52	Legg Mason BW Global Opportunities Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	Daily	Daily	6/17/2013	Daily	Daily
Payable date:	January 2013 through April 2013	5/31/2013	6/18/2013	6/30/2013	7/31/2013
Interest from Federal obligations	8.21%	8.21%	8.21%	8.21%	8.21%
Tax return of capital	30.92%	30.92%	—	30.92%	30.92%
Long-term capital gain dividend	—	$0.011226	$0.083120	$0.009200	$0.012797

Record date:	Daily	Daily	Daily	Daily	Daily
Payable date:	8/31/2013	9/30/2013	10/31/2013	11/30/2013	12/31/2013
Interest from Federal obligations	8.21%	8.21%	8.21%	8.21%	8.21%
Tax return of capital	30.92%	30.92%	30.92%	30.92%	30.52%
Long-term capital gain dividend	$0.017045	$0.014467	$0.016058	$0.008754	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason BW Global Opportunities Bond Fund	53

Legg Mason BW

Global Opportunities Bond Fund

Trustees

Kenneth D. Fuller* President

Ruby P. Hearn

Arnold L. Lehman

Robin J. W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became Trustee, President and Chief Executive Officer.

Legg Mason BW Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013158 2/14 SR14-2133

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,900 in December 31, 2012 and $240,415 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,500 in December 31, 2012 and $8,500 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,695 in December 31, 2012 and $22,680 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,306 in December 31, 2012 and $5,305 in December 31, 2013, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $14,100 in December 31, 2012 and $254,500 in December 31, 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2014